UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2003

LSB BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

North Carolina (State or Other Jurisdiction	000-11448 (Commission File Number)	56-1348147 (IRS Employer
of Incorporation)		Identification No.)

One LSB Plaza, Lexington, North Carolina 27292
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (336) 248-6500

Not Applicable
(Former address of principal executive offices)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1	Press release issued by LSB Bancshares on April 14, 2003.

Item 9. Regulation FD Disclosure

     In accordance with SEC Release No. 33-8216, the following information furnished under this Item 9 is intended to be furnished under “Item 12. Results of Operations and Financial Condition.”

     On April 14, 2003, LSB Bancshares issued a press release providing certain financial information for the quarter ending March 31, 2003. A copy of the press release is attached to this filing as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB BANCSHARES, INC

Dated: April 21, 2003	By:	/s/ Robert F. Lowe

Robert F. Lowe,
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by LSB Bancshares on April 14, 2003.

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